MERRILL LYNCH
NEW MEXICO
MUNICIPAL
BOND FUND




FUND LOGO




Semi-Annual Report

January 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch New Mexico
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion--$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%--88%).


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.


Portfolio Strategy
Throughout the six months ended January 31, 1999, we maintained a constructive investment strategy for Merrill Lynch New Mexico Municipal Bond Fund. We believed that strong domestic economic growth seen in late 1998 and thus far this year would be offset by a combination of deteriorating global economic conditions and low inflation. Consequently, as 1998 ended, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. We maintained the Fund's fully invested position in order to seek to enhance shareholder income and participate fully in any market improvement.

Looking ahead, we expect little change in the Fund's existing structure. Current economic fundamentals and a strong domestic economy offset by the lack of significant inflationary pressures suggest that interest rates should remain stable.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Mexico
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



March 9, 1999




Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                           Standardized
                                                            12 Month        3 Month      Since Inception   30-Day Yield
                                                          Total Return    Total Return     Total Return   As of 1/31/99
ML New Mexico Municipal Bond Fund Class A Shares              +5.33%          +1.24%         +41.21%           3.09%
ML New Mexico Municipal Bond Fund Class B Shares              +4.71           +1.11          +37.86            2.72
ML New Mexico Municipal Bond Fund Class C Shares              +4.70           +1.09          +35.43            2.61
ML New Mexico Municipal Bond Fund Class D Shares              +5.23           +1.21          +38.50            3.00

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class B Shares, from 5/06/94 to 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +5.37%         +1.15%
Inception (5/06/94)
through 12/31/98                           +7.51          +6.57

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                        +4.83%         +0.93%
Inception (5/06/94)
through 12/31/98                           +6.97          +6.97

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +4.82%         +3.85%
Inception (10/21/94)
through 12/31/98                           +7.31          +7.31

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +5.26%         +1.05%
Inception (10/21/94)
through 12/31/98                           +7.87          +6.83

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Mexico Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT         Alternative Minimum Tax (subject to)
PCR         Pollution Control Revenue Bonds
S/F         Single-Family
UPDATES     Unit Priced Demand Adjustable Tax-Exempt
            Securities
VRDN        Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

New Mexico--98.2%
AAA      Aaa     $1,000   Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A, 6.60% due
                          7/01/2016 (a)                                                                          $ 1,084

AA       Aa3        500   Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series A,
                          5.75% due 4/01/2006 (e)                                                                    557

NR*      A          500   Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30% due 10/01/2010                        547

NR*      Aaa        500   Dona Ana, County, New Mexico, Gross Receipt Tax Revenue Refunding and
                          Improvement Bonds, 5.50% due 6/01/2016 (a)                                                 549

A1+      NR*        400   Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc. Project), VRDN,
                          2.65% due 2/01/2003 (f)                                                                    400

A+       A1       1,000   Farmington, New Mexico, PCR, Refunding (Southern California Edison Company),
                          Series A, 7.20% due 4/01/2021                                                            1,086

A1+      P1         400   Hurley, New Mexico, PCR (Kennecott Santa Fe), UPDATES, 3.20% due 12/01/2015 (f)            400

AAA      Aaa        500   Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds (Evangelical
                          Lutheran Project), 6.45% due 12/01/2017 (d)                                                552

AAA      Aaa        500   Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds, Series A,
                          6% due 7/01/2015 (d)                                                                       545

AAA      Aaa        250   New Mexico Finance Authority Revenue Bonds (Federal Highway Grant Anticipation),
                          Series A, 5.25% due 9/01/2014 (a)                                                          263

                          New Mexico Mortgage Finance Authority Revenue Bonds, S/F Mortgage Program,
                          AMT (c):
AAA      NR*        895     Series A, 6.65% due 7/01/2026                                                            962
AAA      NR*        975     Series H, 6.60% due 7/01/2015                                                          1,049

                          New Mexico Mortgage Finance Authority, Revenue Refunding Bonds (Mortgage-
                          Backed Securities):
NR*      Aaa        750     Series A, 6.875% due 1/01/2025 (b)                                                       862
AAA      NR*        500     Series F, 7% due 1/01/2026 (c)                                                           575

AA+      Aa2        500   New Mexico State Highway Commission, Tax Revenue Bonds, Senior Subordinate
                          Lien, Series A, 5.125% due 6/15/2010                                                       534

NR*      Baa1       500   New Mexico State Hospital Equipment Loan Council, Hospital Revenue Bonds
                          (Memorial Medical Center Inc. Project), 5.50% due 6/01/2028                                498

AA       A1         500   New Mexico State University Revenue Refunding and Improvement Bonds, 5.75% due
                          4/01/2016                                                                                  534

AAA      NR*        500   Rio Rancho, New Mexico, Water and Wastewater System, Revenue Refunding Bonds,
                          4.75% due 5/15/2022 (a)                                                                    485



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

New Mexico (concluded)
                          Santa Fe, New Mexico, Educational Facilities Revenue Bonds:
BBB-     NR*     $  350     (College of Santa Fe Project), Series A, 5.50% due 10/01/2028                        $   354
BBB-     NR*        500     Refunding (St. John's College Project), 5.50% due 3/01/2024                              506

AA       A1         500   University of New Mexico, University Revenue Refunding Bonds, Series B,
                          5.75% due 6/01/2022                                                                        530

Puerto Rico--6.3%

BBB+     Baa1       500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                          6.375% due 7/01/2004 (e)                                                                   575

AAA      Aaa        250   Puerto Rico Public Buildings Authority Revenue Bonds, Guaranteed Government
                          Facilities, Series B, 5% due 7/01/2027 (a)                                                 251


Total Investments (Cost--$12,764)--104.5%                                                                         13,698

Liabilities in Excess of Other Assets--(4.5%)                                                                       (590)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $13,108
                                                                                                                 =======


<FN.
(a)AMBAC Insured.
(b)FHA Insured.
(c)FNMA/GNMA Collateralized.
(d)FSA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
  *Not Rated.

See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of January 31, 1999
Assets:             Investments, at value (identified cost--$12,764,444) (Note 1a)                          $ 13,698,154
                    Cash                                                                                           2,778
                    Interest receivable                                                                          144,607
                    Deferred organization expenses (Note 1e)                                                       8,814
                    Prepaid registration fees and other assets (Note 1e)                                          11,092
                                                                                                            ------------
                    Total assets                                                                              13,865,445
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $    483,270
                      Beneficial interest redeemed                                              198,711
                      Dividends to shareholders (Note 1f)                                         8,093
                      Distributor (Note 2)                                                        3,189
                      Investment adviser (Note 2)                                                 1,538          694,801
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        62,274
                                                                                                            ------------
                    Total liabilities                                                                            757,075
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 13,108,370
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     34,779
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         68,371
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          6,796
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         16,665
                    Paid-in capital in excess of par                                                          12,139,039
                    Accumulated realized capital losses on investments--net                                      (90,990)
                    Unrealized appreciation on investments--net                                                  933,710
                                                                                                            ------------
                    Net assets                                                                              $ 13,108,370
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $3,600,622 and 347,793 shares of
                    beneficial interest outstanding                                                         $      10.35
                                                                                                            ============
                    Class B--Based on net assets of $7,078,710 and 683,708 shares of
                    beneficial interest outstanding                                                         $      10.35
                                                                                                            ============
                    Class C--Based on net assets of $703,981 and 67,961 shares of
                    beneficial interest outstanding                                                         $      10.36
                                                                                                            ============
                    Class D--Based on net assets of $1,725,057 and 166,651 shares of
                    beneficial interest outstanding                                                         $      10.35
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $    378,975
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $     37,729
                    Professional fees                                                            36,386
                    Account maintenance and distribution fees--Class B (Note 2)                  18,321
                    Accounting services (Note 2)                                                 18,319
                    Printing and shareholder reports                                             17,934
                    Registration fees (Note 1e)                                                   7,023
                    Amortization of organization expenses (Note 1e)                               4,314
                    Account maintenance and distribution fees--Class C (Note 2)                   2,420
                    Transfer agent fees--Class B (Note 2)                                         2,028
                    Pricing fees                                                                  1,747
                    Transfer agent fees--Class A (Note 2)                                           894
                    Account maintenance fees--Class D (Note 2)                                      858
                    Custodian fees                                                                  817
                    Trustees' fees and expenses                                                     408
                    Transfer agent fees--Class D (Note 2)                                           396
                    Transfer agent fees--Class C (Note 2)                                           229
                    Other                                                                         1,056
                                                                                           ------------
                    Total expenses before reimbursement                                         150,879
                    Reimbursement of expenses (Note 2)                                          (27,439)
                                                                                           ------------
                    Total expenses after reimbursement                                                           123,440
                                                                                                            ------------
                    Investment income--net                                                                       255,535
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            141,212
Unrealized          Change in unrealized appreciation on investments--net                                         28,254
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $    425,001
(Notes 1b, 1d & 3):                                                                                         ============



                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                           January 31,         July 31,
Increase (Decrease) in Net Assets:                                                             1999              1998
Operations:         Investment income--net                                                 $    255,535     $    660,736
                    Realized gain on investments--net                                           141,212          518,170
                    Change in unrealized appreciation on investments--net                        28,254         (367,637)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        425,001          811,269
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (78,267)        (175,945)
Shareholders          Class B                                                                  (129,579)        (346,758)
(Note 1f):            Class C                                                                   (13,841)         (36,414)
                      Class D                                                                   (33,848)        (101,619)
                    Realized gain on investments--net:
                      Class A                                                                  (131,904)        (126,513)
                      Class B                                                                  (250,316)        (258,634)
                      Class C                                                                   (23,963)         (35,045)
                      Class D                                                                   (59,667)         (81,643)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                          (721,385)      (1,162,571)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                      (385,577)      (5,204,291)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                               (681,961)      (5,555,593)
                    Beginning of period                                                      13,790,331       19,345,924
                                                                                           ------------     ------------
                    End of period                                                          $ 13,108,370     $ 13,790,331
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  10.58   $  10.82  $  10.36  $  10.29   $  10.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .47       .53       .56        .60
                    Realized and unrealized gain on
                    investments--net                                       .13        .10       .46       .10        .06
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .34        .57       .99       .66        .66
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.47)     (.53)     (.56)      (.60)
                      Realized gain on investments--net                   (.36)      (.34)       --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.03)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.57)      (.81)     (.53)     (.59)      (.61)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.35   $  10.58  $  10.82  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.33%++    5.52%     9.86%     6.53%      6.65%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.48%*     1.23%      .79%      .49%       .07%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.88%*     1.63%     1.33%     1.42%      1.65%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.05%*     4.41%     5.08%     5.33%      5.92%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,600   $  3,873  $  3,862  $  5,287   $  7,715
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.11%     50.91%    40.53%    63.02%     28.16%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                   Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  10.58   $  10.82  $  10.36  $  10.29   $  10.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .42       .48       .50        .54
                    Realized and unrealized gain on
                    investments--net                                       .13        .10       .46       .10        .06
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .32        .52       .94       .60        .60
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.42)     (.48)     (.50)      (.54)
                      Realized gain on investments--net                   (.36)      (.34)       --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.03)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.55)      (.76)     (.48)     (.53)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.35   $  10.58  $  10.82  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.07%++    4.99%     9.30%     5.98%      6.11%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.99%*     1.71%     1.30%     1.01%       .59%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.39%*     2.12%     1.84%     1.92%      2.16%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.54%*     3.93%     4.57%     4.81%      5.40%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  7,079   $  7,422  $ 11,703  $ 13,964   $ 12,104
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.11%     50.91%    40.53%    63.02%     28.16%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class C

                                                                       For the                                  For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months                                  Oct. 21,
from information provided in the financial statements.                  Ended                                  1994++ to
                                                                       Jan. 31,  For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  10.59   $  10.83  $  10.36  $  10.30   $   9.89
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .18        .41       .47       .49        .40
                    Realized and unrealized gain on
                    investments--net                                       .13        .10       .47       .09        .42
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .31        .51       .94       .58        .82
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.18)      (.41)     (.47)     (.49)      (.40)
                      Realized gain on investments--net                   (.36)      (.34)       --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.03)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.54)      (.75)     (.47)     (.52)      (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.36   $  10.59  $  10.83  $  10.36   $  10.30
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.02%+++   4.88%     9.29%     5.76%      8.44%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.09%*     1.82%     1.42%     1.15%       .80%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.49%*     2.22%     1.95%     2.03%      2.27%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.43%*     3.81%     4.45%     4.67%      5.20%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    704   $    800  $  1,082  $    712   $    164
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.11%     50.91%    40.53%    63.02%     28.16%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                           Class D

                                                                       For the                                 For the
                                                                         Six                                    Period
The following per share data and ratios have been derived               Months                                 Oct. 21,
from information provided in the financial statements.                  Ended                                 1994++ to
                                                                       Jan. 31,  For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998     1997      1996      1995
Per Share           Net asset value, beginning of period              $  10.58   $  10.82  $  10.36  $  10.29   $   9.89
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .46       .52       .55        .46
                    Realized and unrealized gain on
                    investments--net                                       .13        .10       .46       .10        .41
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .34        .56       .98       .65        .87
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.46)     (.52)     (.55)      (.46)
                      Realized gain on investments--net                   (.36)      (.34)       --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.03)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.57)      (.80)     (.52)     (.58)      (.47)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.35   $  10.58  $  10.82  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.28%+++   5.42%     9.75%     6.42%      8.91%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.58%*     1.31%      .90%      .61%       .23%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.98%*     1.71%     1.44%     1.51%      1.74%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.95%*     4.32%     4.97%     5.21%      5.80%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,725   $  1,695  $  2,699  $  2,110   $  1,569
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.11%     50.91%    40.53%    63.02%     28.16%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class
D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 1999, FAM earned fees of $37,729, of which $27,439 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance  Distribution
                                       Fee           Fee

Class B                                0.25%         0.25%
Class C                                0.25%         0.35%
Class D                                0.10%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD         MLPF&S

Class A                                  $129         $1,385
Class D                                  $ 29         $  375

For the six months ended January 31, 1999, MLPF&S received contingent deferred sales charges of $9,598 and $750 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc., a wholly-owned subsidiary of ML &
Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $2,721,188 and $2,617,879, respectively.

Net realized gains for the six months ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:


                                     Realized    Unrealized
                                      Gains         Gains

Long-term investments              $  141,212     $  933,710
                                   ----------     ----------
Total                              $  141,212     $  933,710
                                   ==========     ==========


As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $933,710, of which $937,535 was related to appreciation securities and $3,825 was related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $12,764,444.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $385,577 and $5,204,291 for the six months ended
January 31, 1999 and for the year ended July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            28,752    $   304,477
Shares issued to shareholders
in reinvestment of dividends
and distributions                      11,677        121,166
                                  -----------    -----------
Total issued                           40,429        425,643
Shares redeemed                       (58,590)      (614,388)
                                  -----------    -----------
Net decrease                          (18,161)   $  (188,745)
                                  ===========    ===========



Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            84,935    $   904,945
Shares issued to shareholders
in reinvestment of dividends
and distributions                      14,038        148,768
                                  -----------    -----------
Total issued                           98,973      1,053,713
Shares redeemed                       (89,885)      (955,239)
                                  -----------    -----------
Net increase                            9,088    $    98,474
                                  ===========    ===========



Class B Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            58,655    $   626,131
Shares issued to shareholders
in reinvestment of dividends
and distributions                      18,755        194,622
                                  -----------    -----------
Total issued                           77,410        820,753
Automatic conversion of shares          (123)        (1,310)
Shares redeemed                       (94,793)    (1,002,295)
                                  -----------    -----------
Net decrease                          (17,506)   $  (182,852)
                                  ===========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            73,887     $  786,905
Shares issued to shareholders
in reinvestment of dividends
and distributions                      27,170        288,281
                                  -----------    -----------
Total issued                          101,057      1,075,186
Automatic conversion of shares         (1,979)       (21,160)
Shares redeemed                      (479,244)    (5,158,099)
                                  -----------    -----------
Net decrease                         (380,166)   $(4,104,073)
                                  ===========    ===========



Class C Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            12,033    $   128,139
Shares issued to shareholders
in reinvestment of dividends
in distributions                        2,530         26,266
                                  -----------    -----------
Total issued                           14,563        154,405
Shares redeemed                       (22,110)      (236,263)
                                  -----------    -----------
Net decrease                           (7,547)   $   (81,858)
                                  ===========    ===========


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            18,013    $   191,561
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,392         46,556
                                  -----------    -----------
Total issued                           22,405        238,117
Shares redeemed                       (46,780)      (495,353)
                                  -----------    -----------
Net decrease                          (24,375)   $  (257,236)
                                  ===========    ===========


Class D Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                             9,286    $    99,133
Automatic conversion of shares            123          1,310
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,634         79,299
                                  -----------    -----------
Total issued                           17,043        179,742
Shares redeemed                       (10,582)      (111,864)
                                  -----------    -----------
Net increase                            6,461    $    67,878
                                  ===========    ===========



Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                             6,214     $   66,341
Automatic conversion of shares          1,981         21,160
Shares issued to shareholders
in reinvestment of dividends
and distributions                      12,448        131,913
                                  -----------    -----------
Total issued                           20,643        219,414
Shares redeemed                      (109,910)    (1,160,870)
                                  -----------    -----------
Net decrease                          (89,267)   $  (941,456)
                                  ===========    ===========


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 1999


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary


Gerald M. Richard, Treasurer of Merrill Lynch New Mexico Municipal Bond Fund has recently retired. His colleagues at Merrill Lynch
Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863